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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): -October 7, 2005
                               (October 3, 2005)


                                   ONEIDA LTD.

             (Exact name of registrant as specified in its charter)



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
            New York                                 1-5452                               15-0405700
(State or other jurisdiction of             (Commission File Number)          (IRS Employer Identification No.)
         incorporation)

     163-181 Kenwood Avenue, Oneida, New York                                               13421
     (Address of principal executive offices)                                            (Zip Code)


       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 7, 2005, the Company announced the appointment of John J. Ross as Corporate Controller and Chief Accounting Officer effective October 17, 2005. Gregg R. Denny, formerly Vice President Finance and Acting Corporate Controller of the Company, will continue to serve as the Vice President Finance of the Company.

Prior to his appointment as the Company's Corporate Controller and Chief Accounting Officer, Mr. Ross was Vice President and Controller Accounting Operations and CAE of Pacer International, a position he held since 2003. Immediately prior to joining Pacer International, Mr. Ross was an independent consultant providing financial advisory services to diverse client base. From 1999 to 2001 he served as Vice President Finance of PIC International Group PLC and prior to that he was the Director of Accounting and Corporate Controller of Hubbell Inc. having started with that firm in 1983 as a plant controller. Prior to that he was employed by the Clark Equipment Company in various financial positions and he was a Senior Auditor with Deloitte-Touche. Mr. Ross holds a B.A. from Michigan State University, an MBA in Administration/Accounting from Western Michigan University and is a Certified Public Accountant.

The Company has entered into an Employment Agreement (the"Agreement") with Mr. Ross. This Agreement provides that Mr. Ross will be employed by the Company as Corporate Controller and Chief Accounting Officer at an annual base salary of $170,000.00. In addition, the Agreement provides that the Company will pay for certain of Mr. Ross's relocation costs and temporary housing expenses and that Mr. Ross will be eligible for various benefits available to employees and executives of the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ONEIDA LTD.



                                   By: /s/ ANDREW G. CHURCH
                                       --------------------
                                       Andrew G. Church
                                       Senior Vice President &
                                       Chief Financial Officer

Dated: October 7, 2005